Filed under Rule 497(e) and 497(k)
Registration No. 002-83631

VALIC Company I

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated September 10, 2026, to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated October 1, 2025, as supplemented and amended to date

Brian Demain, CFA, a portfolio manager to the Fund, has announced his plan to retire from Janus Henderson Investors US LLC, effective December 31, 2027. Effective close of business, October 31, 2027, Mr. Demain will no longer serve as a portfolio manager to the Fund, and all references to Mr. Demain will be deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety.

Jeffrey D. Parker, CFA, MBA, a portfolio manager to the Fund, will retire from his role at Voya Investment Management Co. LLC, effective December 31, 2026. Effective close of business, December 31, 2026, Mr. Parker will no longer serve as a portfolio manager to the Fund, and all references to Mr. Parker will be deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.